                                                                    Exhibit 99


CONTACTS:

MEDIA:
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
William H. Callihan
(412) 762-8257
invrela@pncmail.com

               PNC BANK CORP. REPORTS FIRST QUARTER 1998 EARNINGS

            PITTSBURGH, April 14, 1998 - PNC Bank Corp. (NYSE: PNC) today reported first quarter 1998 earnings of $269 million or $0.87 per diluted share compared with $266 million or $0.80 per diluted share in the first quarter of 1997.

            Returns on average common shareholders' equity and average assets were 21.10% and 1.51% for the first quarter of 1998 compared with 19.48% and 1.54% for the prior-year quarter.

            "First quarter results reflect solid performance from our major businesses including significant growth in asset management, mutual fund servicing and mortgage banking," said Thomas H. O'Brien, chairman and chief executive officer. "Our fee-based financial services businesses continue to have a very positive impact on our revenue stream with noninterest income rising to 46% of total revenue during the quarter compared with 40% in 1997."

HIGHLIGHTS

        * Revenue increased 11% in the quarter-to-quarter comparison driven by 24% growth in noninterest income.

        * Asset management, mutual fund servicing and mortgage banking revenue grew 32%, 24% and 93%, respectively, from the first quarter of 1997.

        * PNC Bank's fixed-income, equity and liquidity capabilities were consolidated under BlackRock, Inc. creating one of the largest asset managers in the U.S.

        * The acquisition of Midland Loan Services, L.P. was completed on April 3, 1998 creating a fully-integrated commercial real estate business with capabilities to originate, warehouse, securitize and service commercial mortgages.


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

PNC Bank Corp. Reports First Quarter 1998 Earnings
Page 2


INCOME STATEMENT REVIEW

            Total revenue increased to $1.2 billion in the quarter-to-quarter comparison driven by growth in noninterest income.

            Taxable-equivalent net interest income increased $7 million to $644 million in the first quarter of 1998. The net interest margin was 3.96% compared with 3.98% in the first quarter of 1997.

            The provision for credit losses was $30 million for the first quarter of 1998 compared with $10 million last year.

            Noninterest income was $539 million in the first quarter of 1998, a $106 million or 24% increase from the prior-year quarter driven by growth in asset management, mutual fund servicing and mortgage banking.

            Asset management and mutual fund servicing grew 32% and 24%, respectively, from the first quarter of 1997 reflecting significant new business and strong financial markets. Managed assets increased to approximately $148 billion at March 31, 1998 compared with $115 billion a year ago.

            Mortgage banking revenue grew primarily due to higher marketing gains and origination volume reflecting significant mortgage refinance activity in the first quarter of 1998. Mortgage originations totaled $2.3 billion compared with $1.1 billion in the year-earlier period. At March 31, 1998, the corporation serviced approximately $42.5 billion of mortgages including $33.6 billion serviced for others.

            Net securities gains were $23 million in the first quarter of 1998 including $9 million from sales of securities that hedged mortgage servicing rights ("MSR").

            The increase in other income reflects the impact of the sale of equity in the new BlackRock to management.

            Noninterest expense increased $97 million to $741 million in the first quarter of 1998 primarily due to MSR amortization, incentive compensation commensurate with growth in fee-based revenue and higher marketing costs associated with national consumer banking initiatives.



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

PNC Bank Corp. Reports First Quarter 1998 Earnings
Page 3



BALANCE SHEET REVIEW

            Total assets were $72.4 billion at March 31, 1998. Average earning assets increased $1.4 billion from the prior-year quarter to $65.2 billion as higher loans and mortgages held for sale more than offset securities portfolio reductions. Average loans grew 4.2% to $54.1 billion, a $2.2 billion increase from the prior year. Loans represented 83.0% of average earning assets compared with 81.4% a year ago. Growth in credit cards and middle market commercial loans more than offset the downsizing of the indirect automobile lending portfolio and the impact of loan securitizations. The increase in average mortgages held for sale was $1.4 billion reflecting higher production volume. Average securities decreased $2.3 billion to $7.8 billion or 11.9% of average earning assets.

            Average deposits increased $497 million to $44.6 billion in the first quarter of 1998 representing 61.9% of total sources of funds. The ratio of wholesale funds to total sources of funds was 28.3% for the first quarter of 1998 compared with 27.9% a year ago.

          Shareholders' equity totaled $5.5 billion at March 31, 1998. The leverage ratio was 7.36% and Tier I and total risk-based capital ratios are estimated to be 7.7% and 11.2%, respectively.

          The ratio of nonperforming assets to total loans and foreclosed assets was 0.61% at March 31, 1998 compared with 0.82% at March 31, 1997. Nonperforming assets were $335 million at March 31, 1998 compared with $429 million a year ago.

          The allowance for credit losses was $912 million at March 31, 1998, and represented 321% of nonperforming loans compared with 346% at March 31, 1997. Net charge-offs were $90 million or 0.67% of average loans in the first quarter of 1998 compared with $60 million and 0.47%, respectively, in the year-earlier period. The increases were primarily associated with higher credit card outstandings.


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

PNC Bank Corp. Reports First Quarter 1998 Earnings
Page 4




          PNC Bank Corp., headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States. Its major businesses include National Consumer Banking, Regional Community Banking, Private Banking, Secured Lending, Asset Management and Servicing, Corporate Banking and Mortgage Banking.

         Visit PNC Bank on the World Wide Web at http://www.pncbank.com

                           [TABULAR MATERIAL FOLLOWS]



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


PNC BANK CORP. AND SUBSIDIARIES                                           Page 5
Consolidated Financial Highlights


                                                                                        March 31      December 31         March 31
Three months ended                                                                          1998             1997             1997
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (in thousands, except per share data)
Revenue
   Net interest income (taxable-equivalent basis)                                       $644,230         $638,912         $637,283
   Noninterest income                                                                    538,915          518,063          433,303
   Total revenue                                                                       1,183,145        1,156,975        1,070,586
Net income                                                                               269,260          265,489          266,309

Per common share
   Diluted earnings                                                                          .87              .85              .80
   Cash dividends declared                                                                   .39              .39              .37

SELECTED RATIOS
Return on
   Average common shareholders' equity                                                     21.10%           20.28%           19.48%
   Average assets                                                                           1.51             1.49             1.54
Net interest margin                                                                         3.96             3.95             3.98
Noninterest income to total revenue                                                        45.55            44.78            40.47
After-tax profit margin                                                                    22.76            22.95            24.88
Efficiency ratio (excluding distributions on capital securities)                           61.53            60.69            59.54
Net charge-offs to average loans                                                             .67              .59              .47


                                                           March 31    December 31   September 30         June 30         March 31
                                                               1998           1997           1997            1997             1997
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA (in millions)
Assets                                                      $72,355        $75,120        $71,828         $71,973          $71,166
Earning assets                                               65,210         66,688         64,208          64,297           64,255
Loans, net of unearned income                                54,511         54,245         53,651          53,497           52,575
Securities                                                    7,511          8,522          8,000           8,396            9,593
Deposits                                                     46,068         47,649         44,788          45,216           44,902
Borrowed funds                                               18,375         19,622         19,052          19,066           18,547
Shareholders' equity                                          5,487          5,384          5,476           5,384            5,478
Common shareholders' equity                                   5,173          5,069          5,161           5,068            5,162

CAPITAL RATIOS
Leverage                                                       7.36%          7.30%          7.46%           7.35%            7.17%
Common shareholders' equity to assets                          7.15           6.75           7.18            7.04             7.25

ASSET QUALITY RATIOS
Nonperforming assets to loans and foreclosed assets             .61%           .61%           .73%            .83%             .82%
Allowance for credit losses to loans                           1.67           1.79           1.91            2.01             2.13
Allowance for credit losses to nonperforming loans           320.96         351.79         324.25          310.34           346.11

Book value per common share                                  $17.20         $16.87        $16.92          $16.51           $16.45
===================================================================================================================================


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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Consolidated Statement of Income


                                                                            March 31   December 31     March 31
Three months ended - in thousands, except per share data                        1998          1997         1997
----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                   $1,118,644    $1,117,551   $1,055,908
Securities                                                                   115,253       119,366      156,205
Other                                                                         57,610        44,426       30,043
                                                                           -------------------------------------
   Total interest income                                                   1,291,507     1,281,343    1,242,156

INTEREST EXPENSE
Deposits                                                                     361,522       369,572      346,155
Borrowed funds                                                               292,581       279,570      266,076
                                                                           -------------------------------------
   Total interest expense                                                    654,103       649,142      612,231
                                                                           -------------------------------------
   Net interest income                                                       637,404       632,201      629,925
Provision for credit losses                                                   30,000        25,000       10,000
                                                                           -------------------------------------
   Net interest income less provision for credit losses                      607,404       607,201      619,925

NONINTEREST INCOME
Asset management                                                             141,065       128,916      106,899
Mutual fund servicing                                                         40,521        37,493       32,673
Service charges on deposits                                                   39,964        42,546       41,754
Consumer service fees                                                         88,943        94,351       76,311
Corporate finance and capital markets                                         51,712        55,891       49,356
Mortgage banking                                                              77,694        57,905       40,232
Net securities gains                                                          22,842        21,434       16,426
Other                                                                         76,174        79,527       69,652
                                                                           -------------------------------------
   Total noninterest income                                                  538,915       518,063      433,303

NONINTEREST EXPENSE
Staff expense                                                                354,284       322,188      308,432
Net occupancy and equipment                                                   95,809        97,611       89,284
Amortization                                                                  57,179        56,104       29,831
Marketing                                                                     37,396        10,742       22,841
Distributions on capital securities                                           13,193        13,123        6,956
Other                                                                        183,379       215,493      187,047
                                                                           -------------------------------------
   Total noninterest expense                                                 741,240       715,261      644,391

   Income before income taxes                                                405,079       410,003      408,837
Income taxes                                                                 135,819       144,514      142,528
                                                                           -------------------------------------
   Net income                                                               $269,260      $265,489     $266,309
----------------------------------------------------------------------------------------------------------------

Net income applicable to common shareholders                                $265,249      $261,675     $262,541

EARNINGS PER COMMON SHARE
Basic                                                                           $.88          $.86         $.81
Diluted                                                                          .87           .85          .80

CASH DIVIDENDS DECLARED PER COMMON SHARE                                         .39           .39          .37

AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                        300,567       303,207      321,752
Diluted                                                                      306,148       309,533      327,917
================================================================================================================


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


PNC BANK CORP. AND SUBSIDIARIES                                           Page 7
Details of Net Interest Income and Net Interest Margin

NET INTEREST INCOME
Taxable-equivalent basis                                        March 31   December 31  September 30     June 30    March 31
Three months ended - in thousands                                   1998          1997          1997        1997        1997
-----------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                      $1,124,112    $1,123,127    $1,107,250  $1,084,532  $ 1,061,535
   Securities                                                    116,507       120,395       127,053     140,618      157,870
   Other                                                          57,714        44,532        43,555      39,416       30,109
                                                              ---------------------------------------------------------------
     Total interest income                                     1,298,333     1,288,054     1,277,858   1,264,566    1,249,514
Interest expense
   Deposits                                                      361,522       369,572       372,860     368,000      346,155
   Borrowed funds                                                292,581       279,570       277,567     275,985      266,076
                                                              ---------------------------------------------------------------
     Total interest expense                                      654,103       649,142       650,427     643,985      612,231
                                                              ---------------------------------------------------------------
     Net interest income                                        $644,230      $638,912      $627,431    $620,581     $637,283
=============================================================================================================================

NET INTEREST MARGIN
Taxable-equivalent basis                                           March 31   December 31   September 30     June 30  March 31
Three months ended                                                     1998          1997           1997        1997      1997
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                             8.36%         8.27%          8.23%       8.19%     8.20%
     Securities                                                        6.01          6.19           6.17        6.21      6.27
     Other                                                             6.96          6.68           6.83        6.76      6.68
       Total yield on earning assets                                   8.00          7.96           7.92        7.85      7.86
   Rate on interest-bearing liabilities
     Deposits                                                          4.19          4.23           4.23        4.18      4.06
     Borrowed funds                                                    5.85          5.91           5.92        5.88      5.76
       Total rate on interest-bearing liabilities                      4.79          4.82           4.82        4.77      4.66
                                                                       -------------------------------------------------------
       Interest rate spread                                            3.21          3.14           3.10        3.08      3.20
   Impact of noninterest-bearing sources                                .75           .81            .79         .76       .78
                                                                       -------------------------------------------------------
       Net interest margin                                             3.96%         3.95%          3.89%       3.84%     3.98%
==============================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Details of Noninterest Income and Noninterest Expense


NONINTEREST INCOME
                                                               March 31   December 31  September 30      June 30   March 31
Three months ended - in thousands                                  1998          1997          1997         1997       1997
----------------------------------------------------------------------------------------------------------------------------
Asset management                                               $141,065      $128,916      $115,197     $110,500   $106,899
Mutual fund servicing                                            40,521        37,493        35,608       35,518     32,673
Service charges on deposits                                      39,964        42,546        42,875       42,379     41,754
Consumer service fees
   Credit card                                                   26,492        28,802        23,292       21,960     19,104
   Brokerage                                                     15,156        14,230        14,138       12,731     13,242
   Insurance                                                      9,989        10,543        10,421        9,659      9,146
   Other                                                         37,306        40,776        37,428       38,386     34,819
                                                               -------------------------------------------------------------
     Total consumer service fees                                 88,943        94,351        85,279       82,736     76,311
Corporate finance and capital markets                            51,712        55,891        46,992       51,982     49,356
Mortgage banking
   Servicing                                                     29,194        30,503        30,316       27,963     27,449
   Origination                                                   17,260        14,070        13,597       10,960      8,187
   Marketing                                                     24,522        12,869        27,360        3,848      3,421
   Sales of servicing                                             6,718           463           683          494      1,175
                                                               -------------------------------------------------------------
     Total mortgage banking                                      77,694        57,905        71,956       43,265     40,232
Net securities gains (losses)                                    22,842        21,434        (2,657)      13,370     16,426
Other                                                            76,174        79,527        63,997       64,617     69,652
                                                               -------------------------------------------------------------
   Total noninterest income                                    $538,915      $518,063      $459,247     $444,367   $433,303
============================================================================================================================


NONINTEREST INCOME

                                                               March 31   December 31  September 30      June 30   March 31
Three months ended - in thousands                                  1998          1997          1997         1997       1997
----------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                $291,091     $286,617     $260,351     $251,274     $250,426
   Employee benefits                                             63,193       35,571       48,141       50,559       58,006
                                                               -------------------------------------------------------------
     Total staff expense                                        354,284      322,188      308,492      301,833      308,432
Net occupancy and equipment
   Net occupancy                                                 48,585       49,813       46,221       46,071       47,240
   Equipment                                                     47,224       47,798       44,483       45,710       42,044
                                                               -------------------------------------------------------------
     Total net occupancy and equipment                           95,809       97,611       90,704       91,781       89,284
Amortization
   Goodwill                                                      13,160       13,143       13,110       13,274       13,268
   Mortgage servicing rights                                     33,105       32,230       24,681       16,556        7,355
   Other                                                         10,914       10,731       10,668        9,697        9,208
                                                               -------------------------------------------------------------
     Total amortization                                          57,179       56,104       48,459       39,527       29,831
Marketing                                                        37,396       10,742       11,376       25,436       22,841
Distributions on capital securities                              13,193       13,123       13,192        9,867        6,956
Other                                                           183,379      215,493      179,932      181,348      187,047
                                                              --------------------------------------------------------------
   Total noninterest expense                                   $741,240     $715,261     $652,155     $649,792     $644,391
============================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Consolidated Balance Sheet

                                                                                         March 31      December 31     March 31
Dollars in millions, except par value                                                        1998             1997         1997
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                    $2,581           $4,303       $3,096
Short-term investments                                                                        718            1,526          702
Loans held for sale                                                                         2,399            2,324        1,375
Securities available for sale                                                               7,511            8,522        9,593
Loans, net of unearned income of $393, $412 and $387                                       54,511           54,245       52,575
   Allowance for credit losses                                                               (912)            (972)      (1,119)
                                                                                          -------------------------------------
   Net loans                                                                               53,599           53,273       51,456
Other                                                                                       5,547            5,172        4,944
                                                                                          --------------------------------------
   Total assets                                                                           $72,355          $75,120      $71,166
                                                                                          -------------------------------------

LIABILITIES
Deposits
   Noninterest-bearing                                                                    $10,117          $10,158       $9,971
   Interest-bearing                                                                        35,951           37,491       34,931
                                                                                          -------------------------------------
     Total deposits                                                                        46,068           47,649       44,902
Borrowed funds
   Bank notes and senior debt                                                               9,503            9,826        8,813
   Federal funds purchased                                                                    773            3,632        2,937
   Repurchase agreements                                                                    1,827              714          531
   Other borrowed funds                                                                     4,591            3,753        4,915
   Subordinated debt                                                                        1,681            1,697        1,351
                                                                                          -------------------------------------
     Total borrowed funds                                                                  18,375           19,622       18,547
Other                                                                                       1,775            1,815        1,889
                                                                                          -------------------------------------
   Total liabilities                                                                       66,218           69,086       65,338

Mandatorily redeemable capital securities of subsidiary trusts                                650              650          350

SHAREHOLDERS' EQUITY
Preferred stock                                                                                 7                7            7
Common stock - $5 par value
   Authorized 450,000,000 shares
   Issued 350,353,116; 348,447,600 and 347,037,481 shares                                   1,752            1,742        1,735
Capital surplus                                                                             1,088            1,042          984
Retained earnings                                                                           4,788            4,641        4,218
Deferred benefit expense                                                                      (43)             (41)         (60)
Accumulated other comprehensive income                                                        (32)             (23)        (137)
Common stock held in treasury at cost: 49,543,007; 48,017,641 and 33,162,947 shares        (2,073)          (1,984)      (1,269)
                                                                                          -------------------------------------
   Total shareholders' equity                                                               5,487            5,384        5,478
                                                                                          -------------------------------------
   Total liabilities, capital securities and shareholders' equity                         $72,355          $75,120      $71,166
===============================================================================================================================


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
PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Consolidated Balance Sheet Data

AVERAGE BALANCES
                                                                       March 31  December 31  September 30    June 30    March 31
Three months ended - in millions                                           1998         1997          1997       1997        1997
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                            $7,784       $7,769        $8,216     $9,055     $10,089
   Loans, net of unearned income
     Consumer                                                            11,186       11,108        10,996     11,239      11,827
     Credit card                                                          3,748        3,803         3,871      3,502       3,043
     Residential mortgage                                                12,784       12,966        13,503     13,164      12,781
     Commercial                                                          20,665       19,838        18,858     18,986      18,429
     Commercial real estate                                               3,624        4,067         4,022      4,038       4,078
     Other                                                                2,076        1,881         1,952      1,884       1,764
                                                                        ---------------------------------------------------------
     Total loans, net of unearned income                                 54,083       53,663        53,202     52,813      51,922
   Other                                                                  3,322        2,655         2,536      2,333       1,814
                                                                        ---------------------------------------------------------
     Total interest-earning assets                                       65,189       64,087        63,954     64,201      63,825
Noninterest-earning assets                                                6,952        6,782         6,627      6,620       6,476
                                                                        ---------------------------------------------------------
     Total assets                                                       $72,141      $70,869       $70,581    $70,821     $70,301
                                                                        =========================================================
LIABILITIES
Interest-bearing liabilities
   Deposits                                                             $34,945      $34,655       $34,952    $35,313     $34,533
   Borrowed funds                                                        19,989       18,624        18,484     18,675      18,594
                                                                        ---------------------------------------------------------
     Total interest-bearing liabilities                                  54,934       53,279        53,436     53,988      53,127
Noninterest-bearing deposits                                              9,685        9,925         9,654      9,501       9,600
Other                                                                     1,474        1,601         1,460      1,480       1,466
                                                                        ---------------------------------------------------------
     Total liabilities                                                   66,093       64,805        64,550     64,969      64,193

Mandatorily redeemable capital securities of subsidiary                     650          650           650        492         350
trusts

SHAREHOLDERS' EQUITY                                                      5,398        5,414         5,381      5,360       5,758
                                                                        ---------------------------------------------------------
     Total liabilities, capital securities and shareholders' equity     $72,141      $70,869       $70,581    $70,821     $70,301
                                                                        =========================================================
COMMON SHAREHOLDERS' EQUITY                                              $5,083       $5,099        $5,066     $5,044      $5,442
=================================================================================================================================

LOAN PORTFOLIO
                                                                       March 31  December 31  September 30    June 30    March 31
Period ended - in millions                                                 1998         1997          1997       1997        1997
---------------------------------------------------------------------------------------------------------------------------------
Consumer                                                                $11,106      $11,205       $11,206    $10,983     $11,356
Credit card                                                               3,729        3,830         3,861      3,693       3,345
Residential mortgage                                                     12,351       12,785        13,064     13,494      13,056
Commercial                                                               21,823       19,989        19,536     19,266      19,020
Commercial real estate                                                    3,467        3,974         4,085      4,003       4,031
Other                                                                     2,428        2,874         2,281      2,450       2,154
                                                                        -------      -------       -------    -------     -------
   Total loans                                                           54,904       54,657        54,033     53,889      52,962
   Unearned income                                                         (393)        (412)         (382)      (392)       (387)
                                                                        -------      -------       -------    -------     -------
   Total loans, net of unearned income                                  $54,511      $54,245       $53,651    $53,497     $52,575
=================================================================================================================================


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


PNC BANK CORP. AND SUBSIDIARIES                                         Page 11
Asset Quality Data

ALLOWANCE FOR CREDIT LOSSES
                                                           March 31     December 31    September 30      June 30       March 31
Three months ended - in millions                               1998            1997            1997         1997           1997
--------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                              $972          $1,027          $1,075       $1,119         $1,166
Charge-offs
   Consumer                                                     (25)            (27)            (25)         (25)           (30)
   Credit card                                                  (72)            (54)            (53)         (55)           (46)
   Residential mortgage                                          (2)             (1)             (3)          (3)            (2)
   Commercial                                                    (6)            (18)            (11)         (10)           (10)
   Commercial real estate                                        (2)             (5)             (3)          (3)            (1)
                                                               -----------------------------------------------------------------
     Total charge-offs                                         (107)           (105)            (95)         (96)           (89)
Recoveries
   Consumer                                                      10              10               9            9              9
   Credit card                                                    3               5               4            9              7
   Residential mortgage                                                                                        1
   Commercial                                                     3               4               7           18              9
   Commercial real estate                                         1               6               2            1              3
                                                               -----------------------------------------------------------------
     Total recoveries                                            17              25              22           37             29
                                                               -----------------------------------------------------------------
     Net charge-offs                                            (90)            (80)            (73)         (59)           (60)
Provision for credit losses                                      30              25              20           15             10
Acquisitions                                                                                      5                           3
                                                               -----------------------------------------------------------------
   Ending balance                                              $912            $972          $1,027       $1,075         $1,119
================================================================================================================================

NONPERFORMING ASSETS
                                                           March 31     December 31    September 30      June 30       March 31
Period ended - in millions                                     1998            1997            1997         1997           1997
--------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                  $145            $128            $142         $155           $135
   Commercial real estate                                        81              94             122          139            137
   Residential mortgage                                          51              44              45           46             45
   Consumer                                                       7              10               6            5              5
                                                               -----------------------------------------------------------------
     Total nonaccrual loans                                     284             276             315          345            322
Restructured loans                                                                                2            1              1
                                                               -----------------------------------------------------------------
     Total nonperforming loans                                  284             276             317          346            323
Foreclosed assets
   Commercial real estate                                        23              27              37           55             66
   Residential mortgage                                          19              21              23           23             24
   Other                                                          9               9              17           18             16
                                                               -----------------------------------------------------------------
     Total foreclosed assets                                     51              57              77           96            106
                                                               -----------------------------------------------------------------
     Total nonperforming assets                                $335            $333            $394         $442           $429
================================================================================================================================